                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                  PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



   Date of Report (Date of earliest event reported): February 24, 2004
                                                     -----------------


                           THE HOME DEPOT, INC.
                           --------------------
          (Exact name of registrant as specified in its charter)


                Delaware                                 1-8207                               95-3261426
         ----------------------                  ----------------------                 ----------------------
    (State or other jurisdiction of             (Commission File Number)                     (IRS Employer
             incorporation)                                                                 Identification
                                                                                                Number)


          2455 Paces Ferry Road, Atlanta, Georgia              30339-4024
           -------------------------------------              -------------
         (Address of principal executive offices)              (Zip Code)



    Registrant's telephone number, including area code: (770) 433-8211
                                                        --------------


                                 Not applicable
                                 --------------
      (Former name or former address, if changed since last report)

ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On February 24, 2004, The Home Depot, Inc. issued a press release announcing financial results for the fiscal quarter and year ended February 1, 2004. A copy of the press release is attached hereto as Exhibit 99.1.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                 THE HOME DEPOT, INC.
                                             --------------------------------
                                                   (Registrant)




                                                /s/ Carol B. Tome
                                             --------------------------------
                                              Carol B. Tome
                                              Executive Vice President and
                                              Chief Financial Officer


Dated:  February 24, 2004

                                  EXHIBIT INDEX


Exhibit No.     Description
-----------     -----------

99.1            Press Release of The Home Depot, Inc. dated February 24, 2004.